FRESH TRAFFIC GROUP CORP.
(A DEVELOPMENT STAGE ENTERPRISE)

REPORT AND FINANCIAL STATEMENTS
August 31, 2010

(Stated in US Dollars)

Page

Audited Financial Statements

Report of Independent Registered Public Accounting Firm	2

Balance Sheets	3

Statements of Operations and Other Comprehensive Income (Loss)	4

Statements of Changes in Stockholders’ Equity (Deficit)	5

Statements of Cash Flows	6

Notes to Audited Financial Statements	7 to 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Directors
Fresh Traffic Group Corp.
Winnipeg MB, Canada

We have audited the accompanying balance sheets of Fresh Traffic Group Corp.  (a development stage enterprise ) (the Company)  as of August 31, 2010 and 2009, and the related  statements of operations and other comprehensive income (loss), changes in  stockholders’ equity (deficit), and cash flows for the years then ended, and for the period from inception on July 22, 2008  to August 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting, as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fresh Traffic Group Corp.  as of August 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, and for the period from inception on July 22, 2008 to August 31, 2010,  in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial stat   The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage, and has suffered losses from operations.  These factors, along with other matters as set forth in Note 2, raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Child, Van Wagoner & Bradshaw, PLLC
Child, Van Wagoner & Bradshaw, PLLC
Salt Lake City, Utah
January 28, 2011

Child, Van Wagoner & Bradshaw, PLLC
5296 So. Commerce Dr., Suite 300 • Salt Lake City, Utah 84107-5370
Telephone: (801) 281-4700 • Facsimile: (801) 281-4701

Members: American Institute of Certified Public Accountants • Utah Association of Certified Public Accountants

FRESH TRAFFIC GROUP CORP.
(A Development Stage Enterprise)
BALANCE SHEETS
 (Stated in US Dollars)

Assets	August 31, 2010	August 31, 2009
Current assets
Cash	$11,785	$15,829
Accounts receivable	25,535	821
Due from shareholders	-	6,368
Income tax refund	407	-
Total current assets	37,727	23,018

Property, plant and equipment (net of accumulated depreciation of $9,448 and $3,031)	8,690	14,623
Security deposit	19,032	18,354

Total assets	$65,449	$55,995

Liabilities
Current
Loan payable	$68,387	$29,469
Accounts payable and accrued liabilities	16,358	2,083
Sales taxes payable	1,406	1,526
Income tax payable	-	914
Total current liabilities:	86,151	33,992

Stockholders’ Equity (Deficit)
Capital stock – no par value, unlimited common shares authorized. 100 common shares issued and outstanding at August 31, 2010 and 2009	100	100
Other comprehensive income (loss)	2,065	1,683
Equity (deficit) accumulated during the development stage	(22,867)	20,220
Total stockholders’ equity (deficit)	(20,702)	22,003
Total liabilities and stockholders’ equity (deficit)	$65,449	$55,995

The accompanying notes are an integral part of these financial statements.

FRESH TRAFFIC GROUP CORP.
(A Development Stage Enterprise)
STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS)
(Stated in US Dollars)

			From Inception
	Fiscal Year ended August 31,		(July 22, 2008)
	2010	2009	to August 31,2010
Sales	$383,344	$284,642	$667,986
Cost of goods sold	287,423	160,239	447,662
Gross profit	95,921	124,403	220,324

Operating expenses
Advertising	11,630	10,019	21,649
Professional fees	4,262	5,252	9,514
Office rent	75,541	57,535	133,076
Depreciation	6,417	3,031	9,448
Impairment of fixed assets	18,301	-	18,301
Office and administration	23,267	27,417	50,766
Total operating expenses	139,418	103,254	242,754

Income (loss) before income taxes	(43,497)	21,149	(22,430)
Income tax benefit (expense)	410	(847)	(437)
Net income	(43,087)	20,302	(22,867)

Other comprehensive income
Foreign currency translation adjustment	382	1,681	2,065

Comprehensive income (loss)	$(42,705)	$21,983	$(20,802)

Basic and diluted loss per share	$(430.88)	$203.02

Weighted average number of shares outstanding	100	100

The accompanying notes are an integral part of these financial statements.

FRESH TRAFFIC GROUP CORP.
(A Development Stage Enterprise)
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
 (Stated in US Dollars)

			Accumulated	Accumulated
			Equity (Deficit)	Other
			During the	Comprehensive
	Common Stock		Development	Income
	Shares	Amount	Stage	(loss)	Total
Balance, July 22, 2008	-	$-	$-	$-	$-
Capital stock issued for cash	100	100			100
Foreign currency translation adjustment				2	2
Net loss for the period			(82)	-	(82)
Balance, August 31, 2008	100	100	(82)	2	20

Foreign currency translation adjustment				1,681	1,681
Net loss for the period			20,302	-	20,302
Balance, August 31, 2009	100	100	20,220	1,683	22,003

Foreign currency translation adjustment				382	382
Net loss for the period			(43,087)	-	(43,087)
Balance, August 31, 2010	100	$100	$(22,867)	$2,065	$(20,702)

The accompanying notes are an integral part of these consolidated financial statements.

FRESH TRAFFIC GROUP CORP.
(A Development Stage Enterprise)
STATEMENT OF CASH FLOWS
 (Stated in US Dollars)

			From Inception
	Year ended August 31,		(July 22, 2008) to
	2010	2009	August 31, 2010
Cash flows provided in operating activities
Net income (loss) for the period	$(43,087)	$20,302	$(22,867)
Adjustment to reconcile net loss to net cash used by operating activities
Depreciation	6,417	3,031	9,448
Impairment of fixed assets	18,301	-	18,301
Changes in operating assets and liabilities
Security deposit	-	(17,015)	(17,015)
Accounts receivable	(24,855)	(761)	(25,616)
Due from related party	-	(5,903)	(5,903)
Due to related party	5,903	-	5,903
Accounts payable and accrued liabilities	14,296	1,931	16,227
Sales taxes payable	(177)	1,415	1,237
Income tax refund	(410)	-	(410)
Income tax payable	(847)	847	-
Net cash provided (used) in operating activities	(24,459)	3,847	(20,695)

Cash flows from investing activities
Domain name acquired	(18,932)	-	(18,932)
Property, plant and equipment acquired	-	(550)	(17,654)
Net cash used by investing activities	(18,932)	(550)	(36,586)

Cash flows from financing activities
Proceeds from loan	38,092	11,378	66,572
Issuance of common shares	-	-	100
Net cash provided by financing activities	38,092	11,378	66,672

Effect of exchange rate changes on cash and cash equivalents	1,255	1,154	2,394

Increase (decrease) in cash during the period	(4,044)	15,829	11,785
Cash, beginning of period	15,829	-	-
Cash, end of period	$11,785	$15,829	$11,785

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

FRESH TRAFFIC GROUP CORP.
(A Development Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2010
(Stated in US Dollars)

NOTE 1 – Description of Business and Nature of Operations

Fresh Traffic Group Corp. (the “Company”) is an online search marketing company incorporated under the laws of the Province of Manitoba on July 22, 2008.  It provides results-based solutions to businesses interested in improving the image and impact of their brands on the internet.

The Company’s year-end is August 31.

NOTE 2 – Going Concern

These financial statements have been prepared on a going concern basis.  The Company has accumulated a deficit of $22,867 since inception and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern.  Its ability to continue as a going concern is dependent upon the ability of the Company to generate profitable operations in the future and/or to obtain necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due

NOTE 3 – Significant Accounting Policies

Our significant accounting policies are as follows:

Basis of presentation and principles - The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of estimates – The preparation of financial statements in conformity with GAAP requires us to make estimates and assumption that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Ultimate realization of assets and settlement of liabilities in the future could differ from those estimates.

Revenue Recognition - Revenue is recognized on the products and services when the following criteria are satisfied: persuasive evidence of an arrangement exists, product delivery and title transfer has occurred or the services have been rendered, the price is fixed and determinable, and collectability is reasonably assured.  We recognize the revenue when a formal contract service exists. Payments are received on a monthly basis.

Cash and Cash Equivalents- For purposes of the statement of cash flow, we consider all cash in banks, money market funds, and certificates of deposit with a maturity of less than three months to be cash equivalents.

Accounts Receivable and accounting for bad debt and allowance- Accounts receivable are stated at the amount that management expects to collect from outstanding balances. Bad debts and allowances are provided based on historical experience and management’s evaluation of outstanding accounts receivable. Management evaluates past due or delinquency of accounts receivable based on the open invoices aged on due date basis. The allowance for doubtful accounts at August 31, 2009 and 2008 are Nil.

Property, Plant, and Equipment - Property, plant and equipment are stated at historical cost. Depreciation is provided annually at rates calculated to write-off the cost of the assets over their estimated useful lives at the following rates:

•	Furnishings – 20% declining balance method
•	Computer equipment – 55% declining balance method

FRESH TRAFFIC GROUP CORP.
NOTES TO THE FINANCIAL STATEMENTS
(A Development Stage Enterprise)
August 31, 2010
(Stated in US Dollars)

NOTE 3 – Significant Accounting Policies (continued)

Foreign Currency Translation – The functional currency of the Company is the Canadian Dollar. The Company uses the United States dollar as its reporting currency. All transactions initiated in Canadian Dollars are translated to U.S. Dollars in accordance with ASC 830-10-20 “Foreign Currency Translation” as follows:

•	Revenue and expense items at the average rate of exchange in effect on the transaction date;
•
Non-monetary assets and liabilities at historical exchange rates, unless such items are carried at market, in which case they are translated at the exchange rate in effect on the balance sheet date;  and

•	Monetary assets and liabilities at the exchange rate at the balance sheet date.

Adjustments arising from such translations are deferred until realization and are included as a separate component of stockholders’ equity (deficit) as a component of comprehensive income (loss). Therefore, translation adjustments are not included in determining net income but reported as other comprehensive income.

For foreign currency transactions, the Company translates these amounts to the Company’s functional currency at the exchange rate effective on the invoice date.  If the exchange rate changes between the time of purchase and the time actual payment is made, a foreign exchange transaction gain or loss results which is included in determining net  income for the period.

No significant realized exchange gains or losses were recorded to August 31, 2010.

Comprehensive Income (Loss) - ASC Topic No. 220, “Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements.  Comprehensive income or loss is comprised of net earnings or loss and other comprehensive income or loss, which includes certain changes in equity, excluded from net earnings, primarily foreign currency translation adjustments.

Recently Issued Accounting Pronouncements

In April 2010, the FASB codified the consensus reached in Emerging Issues Task Force Issue No. 08-09, “Milestone Method of Revenue Recognition.” FASB ASU No. 2010-17 “Revenue Recognition – Milestone Method (Topic 605)” provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research and development transactions. FASB ASU No. 2010 – 17 is effective for fiscal years beginning on or after June 15, 2010, and is effective on a prospective basis for milestones achieved after the adoption date. The Company does not expect this ASU will have a material impact on its financial position or results of operations when it adopts this update for the fiscal year beginning September 1, 2010.

NOTE 4 – Accounts Receivable

The Company’s accounts receivable consists solely of trade receivable totaling $25,535 and $821 as of August 31, 2010 and August 31, 2009, respectively.

FRESH TRAFFIC GROUP CORP.
(A Development Stage Enterprise)
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2010
(Stated in US Dollars)

NOTE 5 – Lease Agreement

In November 1, 2008, the Company leased office space in Winnipeg, Manitoba, Canada for five years for monthly rental payments of CAD$6,380 (USD$6,253) per month including estimated operating costs and applicable taxes.   Lease Commitments – following five years:

2011	$75,036
2012	75,036
2013	75,036
2014	6,253
$231,361

Under the terms of the above noted lease, the Company was required to provide a security deposit totaling $19,032 (CAD$21,031) equivalent to 3 months of rent and operating costs.  The security deposit is held by the Landlord without interest and shall be returned to the Company. Without interest within sixty (60) days after the expiry of the lease or earlier termination of the term; or, at the Landlord’s option, shall be applied by the Landlord on account of the last month’s rent.  The amount is included on the balance sheets of the Company as "Security Deposit."

NOTE 6 – Loan Payable

The Company received funds totaling $68,387 for general operating purposes from a third party. These funds are unsecured, non-interest bearing and due on demand.

NOTE 6 – Related Party Transactions

The Company made advances totaling $6,368 to the Director of the Company as prepaid expenses for general operating purposes in fiscal year ended August 31, 2009. The amount was expensed as cost of goods sold in the fiscal year ended August 31, 2010.

During the fiscal year ended August 31, 2010, the Company paid to the Director of the Company, amounts totaling $12,430 (CDN$13,000) (2009- $16,980 (CDN$20,000)) in respect to his providing comparable search engine optimization and internet marketing services. These fees were recorded as cost of goods sold.

NOTE 7   - Common Stock

The authorized share capital of the Company is comprised of unlimited Class A and Class B common shares without par value.

As of August 31, 2010 and 2009 there were 100 shares outstanding.